                                                                   Exhibit 10.19

                                CONSENT AGREEMENT

     THIS CONSENT AGREEMENT, dated as of December 17, 2002 (this
"Agreement"), is among APW Ltd., a Bermuda corporation (formerly known as AWP Ltd.) (the "Borrower"), various financial institutions (collectively, the "Lenders") and Bank of America, National Association, as administrative agent (the "Administrative Agent") under the Term Loan Agreement, dated as of July 31, 2002 (the "Loan Agreement") among the Borrower, the Lenders and the Administrative Agent. Terms defined in the Loan Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Borrower has requested a consent to certain transactions under the Loan Agreement; and

     WHEREAS, the parties hereto are willing to consent to certain transactions as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. CONSENT. The parties hereby consent to the purchase of warrants for common stock of APW Ltd. from APW 401(k) Plan for not more than $25,000, notwithstanding any provision of Section 8.23 of the Loan Agreement to the contrary.

     SECTION 2. CONDITIONS PRECEDENT. This Agreement shall become effective when the Administrative Agent receives (i) this Agreement, duly executed by the Borrower, the Administrative Agent and the Majority Lenders and (ii) the consent to this Agreement by the Guarantors.

     SECTION 3. MISCELLANEOUS.

     3.1 Continuing Effectiveness, etc. The Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

     3.2 Limitation. This Agreement shall be limited to its terms and shall not constitute a waiver of any rights, powers and/or remedies the Lenders may have from time to time under the Loan Agreement or the Loan Documents.

     3.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     3.4 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     3.5 Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     3.6 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     3.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                             [Signatures to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 APW LTD.

                                 By: /s/ Michael Gasick
                                     ------------------------------------------
                                 Name:   Michael Gasick
                                 Title:  Treasurer


                                 BANK OF AMERICA, NATIONAL
                                 ASSOCIATION, as Administrative Agent

                                 By: /s/ M. Duncan McDuffie
                                     ------------------------------------------
                                 Name:   M. Duncan McDuffie
                                 Title:  Managing Director


                                 BANK OF AMERICA, NATIONAL
                                 ASSOCIATION, as a Lender

                                 By: /s/ M. Duncan McDuffie
                                     ------------------------------------------
                                 Name:   M. Duncan McDuffie
                                 Title:  Managing Director


                                 BNP PARIBAS

                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

                                 GRAND STREET HOLDINGS 1, LLC by
                                 Oaktree Capital Management,LLC, its
                                 Managing Member

                                 By: /s/ Stephen Kaplan              /s/
                                     ------------------------------------------
                                 Name:   Stephen Kaplan
                                 Title:  Principal

                                                   Consent (Term Loan Agreement)

                                GRAND STREET HOLDINGS 2, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan            /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                GRAND STREET HOLDINGS 3, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan            /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                GRAND STREET HOLDINGS 4, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan            /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                GRAND STREET HOLDINGS 5, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan            /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal





                                                   Consent (Term Loan Agreement)

                                GRAND STREET HOLDINGS 6, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan              /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                GRAND STREET HOLDINGS 7, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan              /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                GRAND STREET HOLDINGS 8, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan              /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                GRAND STREET HOLDINGS 9, LLC by
                                Oaktree Capital Management, LLC, its
                                Managing Member


                                By:          /s/ Stephen Kaplan              /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal





                                                   Consent (Term Loan Agreement)

                                GSC RECOVERY II, L.P.

                                        By: GSC Recovery II GP, L.P., its
                                general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its sole
                                member

                                        By: GSCP (NJ), Inc., its general partner

                                By: ____________________________________________
                                Name:
                                Title:



                                GSC RECOVERY IIA, L.P.

                                        By: GSC Recovery IIA GP, L.P., its
                                general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its sole
                                member

                                        By: GSCP (NJ), Inc., its general partner

                                By: ____________________________________________
                                Name:
                                Title:



                                JPMORGAN CHASE BANK

                                By: ____________________________________________
                                Name:
                                Title:





                                                   Consent (Term Loan Agreement)

                                OCM PRINCIPAL OPPORTUNITIES FUND
                                II, L.P. by Oaktree Capital Management, LLC, its General Partner


                                By:          /s/ Stephen Kaplan              /s/
                                    --------------------------------------------
                                Name:            Stephen Kaplan
                                Title:             Principal


                                OCM OPPORTUNITIES FUND III, L.P. by
                                Oaktree Capital Management, LLC, its General
                                Partner


                                By:         /s/ Lowell W. Hill               /s/
                                    --------------------------------------------
                                Name:           Lowell W. Hill
                                Title:        Managing Director


                                OCM OPPORTUNITIES FUND IV, L.P. by
                                Oaktree Capital Management, LLC, its General
                                Partner


                                By:         /s/ Lowell W. Hill               /s/
                                    --------------------------------------------
                                Name:           Lowell W. Hill
                                Title:        Managing Director


                                O'CONNOR DISTRESSED TRADING
                                MASTER LTD., by UBS O'Connor LLC, its
                                investment advisor


                                By: ____________________________________________
                                Name:
                                Title:


                                PERRY PRINCIPALS, L.L.C.


                                By: ____________________________________________
                                Name:
                                Title:





                                                   Consent (Term Loan Agreement)

                                ROYAL BANK OF SCOTLAND, PLC


                                By:          /s/ T. J. Smith
                                    --------------------------------------------
                                Name:            T. J. Smith
                                Title:         Corporate Director


                                SOCIETE GENERALE


                                By: ____________________________________________
                                Name:
                                Title:


                                U.S. BANK NATIONAL ASSOCIATION


                                By: ____________________________________________
                                Name:
                                Title:


                                WILLIAM E. SIMON & SONS SPECIAL
                                SITUATIONS PARTNERS II, L.P.

                                By: ____________________________________________
                                Name:
                                Title:





                                                   Consent (Term Loan Agreement)

                        GUARANTOR AGREEMENT AND CONSENT

The undersigned Guarantors hereby agree and consent, as of the date first written above, to the terms and provisions of the above Consent Agreement, and agree that the Loan Documents, guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of such Consent Agreement.

AIR CARGO EQUIPMENT (UK) LIMITED


By:   /s/ Samantha Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APPLIED POWER CREDIT CORPORATION


By:   /s/ Michael Gasick
    -----------------------------------
Name:
Title:


APPLIED POWER LIMITED


By:   /s/ Samantha Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW BRASIL, LTDA.


By:   /s/ C.S. Freeland
    -----------------------------------
Name: Christopher John Freeland
Title: Site Leader


APW ELECTRONICS GROUP PLC


By:   /s/ Samantha Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director

                                         Guarantor Consent (Term Loan Agreement)

APW ELECTRONICS GMBH

By:   /s/ S L Kirby
    ----------------------------------
Name:
Title:


APW ELECTRONICS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ENCLOSURE SYSTEMS (UK) LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director

                                         Guarantor Consent (Term Loan Agreement)

APW ENCLOSURE SYSTEMS HOLDING, INC,


By:  /s/ Michael Gasick
   ------------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDINGS LIMITED


By:  /s/ S L Kirby
   ------------------------------------
Name: Samantha Kirby
Title: Director


APW ENCLOSURES SYSTEMS, LP by
APW Enclosure Systems Holding, Inc., its
General Partner


By:  /s/ Michael Gasick
   ------------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS PLC


By:  /s/ S L Kirby
   ------------------------------------
Name: Samantha Kirby
Title: Director


APW ENCLOSURE SYSTEMS, INC.


By:  /s/ Michael Gasick
   ------------------------------------
Name:
Title:

                                         Guarantor Consent (Term Loan Agreement)

APW ENCLOSURES (DUBLIN) LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW ENCLOSURES LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW FINANCE LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:
Title:


APW GALWAY LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW HOLDING B.V.

By: /s/ S L Kirby
    --------------------------------
Name:
Title:


APW HOLDINGS (EUROPE) LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director

                                         Guarantor Consent (Term Loan Agreement)

APW INVESTMENTS UK LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW MAYVILLE LLC

By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW NETHERLANDS B.V.

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW NEW FOREST LIMITED

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW NORTH AMERICA INC.

By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW POWER SUPPLIES AS

By: /s/ S L Kirby
    --------------------------------
Name:
Title:

                                         Guarantor Consent (Term Loan Agreement)

APW POWER SUPPLIES LTD.

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW PRODUCTS AND SYSTEMS B.V.

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


APW-ERIE, INC.

By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


ASPEN MOTION TECHNOLOGIES INC.

By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


C FAB DEVELOPMENTS LTD.

By: /s/ S L Kirby
    --------------------------------
Name:  Samantha Kirby
Title: Director


CIPRESMAD HUNGARY GROUP
FINANCING LLC

By: /s/ Howard Lederman
    --------------------------------
Name:
Title:

                                         Guarantor Consent (Term Loan Agreement)

EDER INDUSTRIES INC.

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


ELECTRONIC SOLUTIONS

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


HOERMANN ELECTRONICS LIMITED

By: /s/ S L Kirby
    ------------------------------
Name:
Title:

HOERMANN SECURITY SYSTEMS LTD.

By: /s/ S L Kirby
    ------------------------------
Name:
Title:

INNOVATIVE METAL FABRICATION, INC.

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


J HIGGINS MANUFACTURING
(IRELAND) LTD.

By: /s/ S L Kirby
    ------------------------------
Name: Samantha Kirby
Title: Director

                                         Guarantor Consent (Term Loan Agreement)

MCLEAN MIDWEST CORPORATION

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


MCLEAN WEST INC.

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


PRECISION FABRICATION
TECHNOLOGIES INC.

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


TOWERFLAME LIMITED

By: /s/ S L Kirby
    ------------------------------
Name: Samantha Kirby
Title: Director


WRIGHT LINE EUROPE B.V.

By: /s/ S L Kirby
    ------------------------------
Name:
Title:


WRIGHT LINE LIMITED

By: /s/ S L Kirby
    ------------------------------
Name: Samantha Kirby
Title: Director

                                         Guarantor Consent (Term Loan Agreement)

WRIGHT LINE LLC (formerly known as
APW Wright Line LLC)

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


ZERO-EAST DIVISION, ZERO
CORPORATION

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:

                                         Guarantor Consent (Term Loan Agreement)